Exhibit 10.26

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), dated June 1, 2012, by and between SwissINSO Holding Inc. a Delaware corporation (“SwissINSO”), with an address at PSE – Parc Scientifique de l’EPFL, Route J.D. Colladon, Building D – 3rd floor, 1015 Lausanne, Switzerland, and InsOglass Holding SA, a Swiss corporation (the “Secured Party”), with an address at Fornache 8, 1029 Villars-Ste-Croix, Switzerland.

W I T N E S S E T H:

WHEREAS, SwissINSO has issued to the Secured Party a secured promissory note (the “Note”), in the maximum principal amount of $1,000,000;

WHEREAS,  as security for the prompt and complete payment and performance in full by SwissINSO of the Note and the other Secured Obligations (as herein defined), SwissINSO has agreed to enter into this Security Agreement assigning, pledging, conveying, hypothecating, transferring, granting and delivering to the Secured Party a security interest in and to the Collateral (as defined herein).

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

1.           SECURITY INTEREST.

1.1           Grant of Security.   As security for the prompt and complete payment and performance in full by SwissINSO of the indebtedness, together with all fees and other charges, arising under the Note and including any of its remedies under the Note (the “Secured Obligations”), SwissINSO hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party a lien on and security interest in, all of SwissINSO’s right, title and interest in, to and under, all of the property and assets currently owned by or owing to, or hereafter acquired by or arising in favor of, SwissINSO, wherever located, including, but not limited to, all accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, receivables, equipment, goods, inventory, investment property, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, warranties and guarantees, as any of the foregoing terms may be defined in the UCC, and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise (all of the above, collectively, the “Collateral”).  The lien on and security interest in the Collateral shall be subordinate to that of the holders of the 9% Secured Convertible Notes of SwissINSO.   Notwithstanding the foregoing, in the event that SwissINSO obtains commercial or equipment financing for the purchase of water purification units, machinery and other similar equipment in connection with its business and the lender requires a first priority lien on and security interest in such property, the Secured Party agrees that its lien on such property will also be subordinate to that of the lender.

1.2           Continuing Agreement.  This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until performance in full of the Secured Obligations.

1.3           Termination. Upon satisfaction of the Secured Obligations, whether by payment or conversion into shares of the Common Stock of the Issuer pursuant to the terms and provisions of the Note, this Agreement shall automatically be null and void and have no further  force and effect without any action on the part of any party.

2.           PERFECTION OF SECURITY INTEREST.

2.1           Authorization to File Financing Statements.  SwissINSO agrees to execute all such financing statements pursuant to the Uniform Commercial Code or similar filings as in effect from time to time in Switzerland or other foreign jurisdictions (the “UCC”) or other notices appropriate under applicable law.

2.2           Collateral Covenants.  To further insure the attachment, perfection and  priority of, and the ability of the Secured Party to enforce the Secured Party’s security interest in the Collateral, SwissINSO agrees to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection, and priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that SwissINSO's signature is required therefor, (b) complying with any provision of any statute, regulation or treaty of the United States or any foreign country as to the Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) obtaining governmental and other third party waivers, consents, and approvals in form and substance satisfactory to the Secured Party, and (d) taking all actions under any other law, as reasonably determined by the Secured Party to be applicable.

3.           EVENTS OF DEFAULT.

3.1           Event of Default.  An Event of Default, as defined in the Note, shall constitute an automatic default hereunder.

3.2           Rights upon Event of Default.  Upon an Event of Default, the Secured Party shall have all the rights and remedies of a secured party under the UCC or with respect to the Collateral.

4.           REPRESENTATIONS AND WARRANTIES.

4.1           Validity. The security interest in the Collateral granted to the Secured Party hereunder constitutes and shall continue to constitute a legal, valid and, upon the filing of a UCC financing statement, or similar statement in any foreign jurisdiction applicable to the Collateral, fully perfected, security interest in the Collateral.

4.2           No Other Liens.  Except for the liens granted hereunder and those granted to the holders of SwissINSO’s 9% Secured Convertible Notes, SwissINSO owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, the Collateral free and clear of any and all liens, rights or claims, encumbrances, limitations or restrictions of all other persons or entities; provided however that the foregoing restriction shall not prohibit SwissINSO from obtaining a bank loan, revolving line of credit or similar arrangements pursuant to which a security interest is customarily granted in the ordinary course of business if, in connection therewith, the Secured Party and the new lender agree to an intercreditor agreement acceptable to the Secured Party and such new lender and provided further that the foregoing restriction shall not prohibit SwissINSO from obtaining commercial or equipment financing as contemplated in the last sentence of Section 1.1 hereof.

4.3           Corporate Representations.  SwissINSO (i) is a duly organized and validly existing corporation in good standing under the laws of Delaware, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage and (iii) has duly qualified and is authorized to do business and is in good standing in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified.  SwissINSO has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance and filing of this Security Agreement and any UCC financing or continuation statements, or amendments thereto, and related agreements, instruments, endorsements, powers of attorney or notices.  SwissINSO has duly executed and delivered this Security Agreement, and this Security Agreement constitutes the legal, valid and binding obligation of SwissINSO, enforceable in accordance with its terms.

5.           MISCELLANEOUS.

5.1           Waiver.  No course of dealing or usage of trade, and no oral or written representations or agreement, between SwissINSO and the Secured Party, whether or not relied on or acted upon, and no act, delay or omission by Secured in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  The giving of notice or a demand by the Secured Party at any time shall not operate as a waiver in the future of the Secured Party’s right to exercise any right or remedy without notice or demand.  The Secured Party may remedy any default by SwissINSO in any reasonable manner, without waiving the default remedied, and without waiving any other prior or subsequent default by SwissINSO.

5.2           Amendment.  This Agreement may be amended or modified only by a writing signed by the parties hereto and any provision hereof may be waived only by a writing signed by the Secured Party.

5.3           Severability.  The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

5.4           Assignment.  The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of the Secured Party.  The rights and obligations of SwissINSO under this Security Agreement shall not be assigned or delegated, by operation of law or otherwise, without the prior consent of the Secured Party, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by SwissINSO.

5.5           Headings.  The headings contained herein shall be for convenience of reference only and shall not have any bearing in the meaning of the provisions contained herein.

5.6           CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

5.7           WAIVER OF ANY AND ALL RIGHTS TO A TRIAL BY JURY.  SWISSINSO AND SECURED PARTY UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, COUNTERCLAIM, OR CROSS-CLAIMS ARISING DIRECTLY OR INDIRECTLY IN ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR TRANSACTIONS OR THE  RELATIONSHIPS ESTABLISHED THEREUNDER.  BOTH PARTIES CONFIRM THAT THE FOREGOING WAIVER OF A TRIAL BY JURY IS INFORMED AND FREELY MADE.

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement on the date first set forth above.

SWISSINSO HOLDING INC.

By:
Name:
Title:

INSOGLASS HOLDING SA

By:
Name:
Title: